UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

     September 5, 2006 (August 31, 2006)
Date of Report (Date of earliest event reported)

_________________
PITNEY BOWES INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-3579	06-0495050

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or
organization)

World Headquarters
1 Elmcroft Road
Stamford, Connecticut 06926-0700
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 356-5000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On August 31, 2006, Pitney Bowes Inc. announced the completion of its previously disclosed tax settlement with the Internal Revenue Service. The press release attached hereto as Exhibit 99.1 of this Form 8-K is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits.

Exhibit No.	Description

99.1	Press Release of Pitney Bowes Inc. dated August 31, 2006

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PITNEY BOWES INC.

September 5, 2006	By:	/s/ B.P. Nolop

B. P. Nolop
Executive Vice President and Chief
Financial Officer
(Principal Financial Officer)

	By:	/s/ S.J. Green

S.J. Green
Vice President, Finance
(Principal Accounting Officer)